MET INVESTORS SERIES TRUST

                        Supplement Dated February 17, 2009
                                       to
                         Prospectus Dated April 28, 2008

                     MET/AIM CAPITAL APPRECIATION PORTFOLIO

     On January 27, 2009, the Board of Trustees of the Met Investors Series Trust (the "Trust") approved a proposal to reorganize Met/AIM Capital Appreciation Portfolio ("AIM Portfolio"), a series of the Trust, into BlackRock Legacy Large Cap Growth Portfolio ("BlackRock Portfolio"), a series of the Metropolitan Series Fund, Inc. The reorganization is subject to, among other conditions, approval by shareholders of the AIM Portfolio. If the shareholders of the AIM Portfolio approve the proposal, the AIM Portfolio will transfer all of its assets and liabilities to the BlackRock Portfolio in exchange for shares of the BlackRock Portfolio and the AIM Portfolio shareholders will receive shares of BlackRock Portfolio in exchange for their AIM Portfolio shares. If approved, the reorganization is proposed to take place on or about May 1, 2009.